UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2017

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On March 2, 2017, HC2 Holdings, Inc. issued a press release entitled "HC2 Portfolio Company MEDIBEACONTM Inc. Completes Successful Clinical Study of Groundbreaking Kidney Function Monitor", a copy of which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Item No.	Description
99.1	Press Release dated March 2, 2017, entitled "HC2 Portfolio Company MEDIBEACONTM Inc. Completes Successful Clinical Study of Groundbreaking Kidney Function Monitor"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2017

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Paul L. Robinson
Name: Paul L. Robinson
Title: Chief Legal Officer and Corporate Secretary

Exhibit Index

Item No.	Description
99.1	Press Release dated March 2, 2017, entitled "HC2 Portfolio Company MEDIBEACONTM Inc. Completes Successful Clinical Study of Groundbreaking Kidney Function Monitor"